CTS CORPORATION
                  905 WEST BOULEVARD NORTH - ELKHART, INDIANA 46514

                      Notice of Annual Meeting of Stockholders

                             To Be Held April 29, 1994

          To CTS Stockholders:

               The Annual Meeting of Stockholders of CTS Corporation will be held at 9:00 a.m. Eastern Standard Time, Friday, April 29, 1994, at the Quality Inn City Centre (formerly the Midway Motor Lodge), 300 South Main Street, Elkhart, Indiana 46516, for the following purposes:

               1. To elect five directors to serve for one year and until their successors are elected and qualified;

               2. To transact other business properly presented at the meeting.

               Only stockholders of record at the close of business on March 11, 1994 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

               Accompanying this Notice of Annual Meeting are a Proxy Statement, a proxy and the Annual Report for the fiscal year ended December 31, 1993.

                                        By Order of the Board of Directors,




                                        Jeannine M. Davis
                                        Secretary

          Elkhart, Indiana
          March 18, 1994

          It is important that your stock be represented at this meeting. We urge you to date, sign and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                   CTS CORPORATION
                  905 WEST BOULEVARD NORTH - ELKHART, INDIANA 46514

                                   PROXY STATEMENT

          VOTING INFORMATION

               This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CTS Corporation for the Annual Meeting of Stockholders to be held April 29, 1994. If the enclosed proxy is signed and returned, it may, nevertheless, be revoked by you at any time prior to being voted, by written notice delivered to the Secretary. The Proxy Statement and proxy were first mailed to stockholders about March 18, 1994.

               The Corporation had outstanding 5,169,354 shares of Common Stock as of the close of business on March 11, 1994, the record date for the Annual Meeting as set by the Board of Directors. As a result of stockholder action taken at the 1987 Annual Meeting, 1,020,000 shares of Common Stock owned by Dynamics Corporation of America are not votable at the meeting. With the exception of those shares, each stockholder is entitled to one vote in person or by proxy for each share of Common Stock owned on the record date. There are no other voting securities. If the enclosed proxy is signed and returned, the shares represented will be voted in the manner indicated except that if any nominee for director is unable to serve at the time of the Annual Meeting, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy.

               Proxy solicitation will be principally by mail, but proxies may also be solicited in person or by telephone. The expense of this solicitation will be paid by the Corporation. Brokers and certain other holders for beneficial owners will be reimbursed for out-of-pocket expenses incurred in the solicitation of proxies from the beneficial owners of shares held in their names. The Corporation has retained Georgeson & Co., Inc. to assist in the solicitation of proxies at an estimated cost of $5,000, plus reasonable out-of-pocket expenses.

               The Board of Directors is not aware of any business to be acted upon at the Annual Meeting other than for which notice is given, but in the event other business is properly presented at the meeting, requiring a vote of the stockholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy.

               Stockholders are requested to exercise their right to vote by completing and signing the enclosed proxy and returning it promptly in the enclosed envelope. Unless otherwise specified by the stockholder, all shares represented by valid proxies will be voted in favor of the election of all director-nominees.

          SECURITIES BENEFICIALLY OWNED BY PRINCIPAL
          STOCKHOLDERS AND MANAGEMENT


               The following table includes information with respect to all persons and groups known to the Corporation to be beneficial owners of more than five percent of the Common Stock of the Corporation on March 1, 1994. The number of shares and the percent of class held by each director and director-nominee is also stated. Addi- tionally, the number of shares and the percent of class held by each executive officer of the Corporation included in the Summary Compensation Table set forth under the caption "Executive Compensa-tion" below is included, together with the total number of shares and percent of class held by all directors and officers as a group.

                                           Amount and Nature of
                                          Beneficial Ownership On     Percent
              Beneficial Owner                 March 1, 1994<F1>      of Class

          Dynamics Corporation of                1,920,900<F2>          37.16
           America
          475 Steamboat Road
          Greenwich, CT  06830

          The Gabelli Group, Inc.                1,504,100<F3>          29.10
           GAMCO Investors, Inc.,
           and Gabelli Funds, Inc.
          655 Third Avenue
          New York, NY  10017

          CTS Corporation Employee                 276,717<F4>           5.35
           Benefit Plans Master Trust
          Harris Trust and Savings
           Bank, Trustee
          111 West Monroe
          Chicago, IL  60603

          The TCW Group, Inc.                      260,474            5.04
          865 South Figueroa Street
          Los Angeles, CA  90017

          Lawrence J. Ciancia                      277,217<F4>           5.36

          Gerald H. Frieling, Jr.                  277,217<F4>           5.36

          Andrew Lozyniak                          276,717<F4,8>         5.35

          Patrick J. Dorme                         276,717<F4,8>         5.35

          Joseph P. Walker                          23,404<F5>              *

          Philip T. Christ                           5,592<F6>              *

          Stanley J. Aris                            4,800<F7>              *

          11 Directors and Officers                314,835<F4,9>         6.09
           as a Group
          ___________________________
          *Less than 1%

          <FN1>Information with  respect to beneficial  ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission. Except where otherwise indicated, the stockholders listed in the table have sole voting and investment authority with respect to the shares owned by them.

          <FN2>Includes  1,020,000 shares  for which  voting authority  was not granted by a vote of the independent stockholders of the Corpora-tion at the 1987 Annual Meeting of Stockholders, pursuant to the Control Share Acquisition Chapter of the Indiana Business Corpo-ration Law.

          <FN3>Includes 237,100  shares held by  Gabelli Funds, Inc., 1,236,710 shares held by GAMCO Investors, Inc. and 1,900 shares held by Gabelli & Company, Inc., which were reported on a joint Schedule
          13D  filed October  19,  1992, the  most  recent filing  by  such
          Reporting Person.   According to  the Schedule 13D,  each of  the
          Reporting Persons and Covered Persons has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the Securities reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that GAMCO Investors, Inc. does not have authority to vote 97,500 of the reported shares, and except that Gabelli Funds, Inc. shares with the Board of Directors of The Gabelli Growth Fund, The Gabelli Convertible Securities Fund and The Gabelli Equity Income Fund voting power with respect to any shares which may be held from time to time by such funds, so long as the aggregate voting interest of all joint filers does not exceed 25% of the issuer's total voting interest and, in that event, the respective Proxy Voting Committee of each fund (other than The Gabelli Growth Fund) will vote the shares held by that Fund; except that, since the aggregate voting interest of all joint filers exceeds 25% of the issuer's total voting interest, the sole voting power with respect to the 100,000 shares held by The Gabelli Asset Fund, the 112,100 shares held by The Gabelli Equity Trust Inc. and the 25,000 shares held by The Gabelli Small Cap Growth Fund is exercised by the respec-tive Proxy Voting Committee of each such fund; except that Gabelli & Company, Inc. shares with the clients for whose ac-counts such Securities were purchased the voting and dispositive power with respect to the 1,900 shares purchased for such ac-counts; and except that the power of Mr. Gabelli and GFI is indirect with respect to Securities beneficially owned directly by other Reporting Persons.

          <FN4>276,717 of the shares shown as owned beneficially by each of Mr.
          Ciancia, Mr. Dorme, Mr. Frieling, Mr. Lozyniak, the CTS Corpora-tion Benefit Plans Master Trust and 11 Directors and Officers as
          a Group are the same shares, which shares are held by Harris Trust and Savings Bank as Trustee of the CTS Corporation Employee
          Benefit  Plans  Master Trust  (the  "Trust").   The  Compensation
          Committee of the Board of Directors has voting and investment authority over said shares, except for shares held in partici-pant-directed accounts under the CTS Corporation Retirement Savings Plan, over which individual participants hold investment authority. The present members of the Compensation Committee are

          Lawrence J. Ciancia, Patrick J. Dorme, Gerald H. Frieling, Jr., and Andrew Lozyniak, who were appointed by the Board of Directors of CTS Corporation.

          The 276,717 shares held by the Master Trust include, in addition to the shares attributed to the accounts of Joseph P. Walker, Philip T. Christ and Stanley J. Aris in the CTS Corporation Retirement Savings Plan as set forth in footnote numbers five, six and seven below, respectively, 420 shares attributed to the accounts of other officers of the Corporation in the CTS Corpora-tion Retirement Savings Plan, as shown as of December 31, 1993, the most recent annual report of the Plan. The number of shares attributed to the accounts of such other officers may not reflect shares that have accrued to such accounts since the filing of the Plan's last report.

          <FN5>Includes 2,854  shares attributed to  Joseph P. Walker's account in the CTS Corporation Retirement Savings Plan, as shown as of December 31, 1993, the most recent annual report of the Plan.
          The number of shares attributed to Mr. Walker's account may not reflect shares that have accrued to his account since the filing of the Plan's last annual report.

          <FN6>Includes 1,092  shares attributed to  Philip T. Christ's account in the CTS Corporation Retirement Savings Plan, as shown as of December 31, 1993, the most recent annual report of the Plan.
          The number of shares attributed to Mr. Christ's account may not reflect shares that have accrued to his account since the filing
          of  the  Plan's last  annual report.    Also includes  500 shares
          subject to options exercisable on March 1, 1994 or which become exercisable within 60 days thereafter.

          <FN7>Includes 300 shares  attributed to Stanley J.  Aris' account  in the CTS Corporation Retirement Savings Plan, as shown as of December 31, 1993, the most recent annual report of the Plan.
          The number of shares attributed to Mr. Aris' account may not reflect shares that have accrued to his account since the filing
          of  the  Plan's last  annual report.    Also includes  500 shares
          subject to options exercisable on March 1, 1994 or which become exercisable within 60 days thereafter.

          <FN8>Messrs. Lozyniak and Dorme are directors of Dynamics Corporation of America.

          <FN9>Includes 5,700 shares subject to options exercisable on March 1,
          1994 and options which will become exercisable within 60 days thereafter.

          ELECTION OF DIRECTORS

               At the Annual Meeting, five directors are to be elected for terms of one year. Each director will hold office until the next Annual Meeting of Stockholders and until his successor has been elected and qualified. Each person listed below has been nomi-nated by the Board of Directors and has agreed to serve as a director, if elected.

                                                                 Year First
                                                                  Elected
                                                                  Director


          GERALD H. FRIELING, JR.                                  1982

          Chairman of the Board of Tokheim Corporation (a manufacturer of petroleum dispensing equipment, systems and control devices); Chairman of the Audit Committee and Member of the Executive and Compensation Committees of CTS Corporation. During the past five years, Mr. Frieling, age 64, served as Chief Executive Officer of Tokheim Corporation, and Chairman of the Board, President and Chief Executive Officer of National-Standard Company. Mr. Frieling serves as a director of Tokheim Corporation.

          ANDREW LOZYNIAK                                          1987

          Chairman of the Board and President of Dynamics Corporation of America (a manufacturer of electrical appliances and electronic devices, fabricated metal products and equipment, and power and controlled environmental systems); Chairman of the Compensation Committee and Member of the Executive and Audit Committees of CTS Corporation. During the past five years, Mr. Lozyniak, age 62, has served in his present capacities at Dynamics Corporation of
          America. Mr. Lozyniak serves as a director of Dynamics Corporation of America.

          JOSEPH P. WALKER                                         1987

          Chairman of the Board, President and Chief Executive Officer of CTS Corporation; Chairman of the Executive Committee of CTS Corporation. During the past five years, Mr. Walker, age 55, has served in his present capacities at CTS. Mr. Walker is a director of NBD Bank and NBD Bank, N.A.

          LAWRENCE J. CIANCIA                                      1990

          Chief Executive Officer and Chief Operating Officer of Concorde Industries, Inc. (a supplier of PVC pipe products, specialty chemicals and PVC compounds); Member of the Audit and Compensation Committees of CTS Corporation. During the past five years, Mr. Ciancia, age 51, has served in his present capacities at Concorde Industries, Inc.

                                                                 Year First
                                                                  Elected
                                                                  Director


          PATRICK J. DORME                                         1993

          Vice President and Chief Financial Officer of Dynamics Corporation of America (a manufacturer of electrical appliances and electronic devices, fabricated metal products and equipment, and power and controlled environmental systems); Member of the Audit and Compensation Committees of CTS Corporation. During the past five years, Mr. Dorme, age 58, has served in his present capacities at Dynamics Corporation of America. Mr. Dorme serves as a director of Dynamics Corporation of America.


          The affirmative vote of the holders of a plurality of the shares represented in person or by proxy at the meeting is required to elect the nominees.


          The Board of Directors unanimously recommends a vote in favor of each of the Director-Nominees named above.


          COMPLIANCE WITH SECTION  16(a) OF THE SECURITIES  EXCHANGE ACT OF
          1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

          To the Corporation's knowledge, based solely on its review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the year ended December 31, 1993, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


          BOARD OF DIRECTORS AND STANDING COMMITTEES

               During 1993, the Board of Directors held six meetings. The standing committees of the Board of Directors include an Audit Committee, an Executive Committee and a Compensation Committee.

               The Audit Committee, consisting of Lawrence J. Ciancia, Patrick J. Dorme, Gerald H. Frieling, Jr., and Andrew Lozyniak, held two meetings in 1993. The Committee performs the following principal functions: recommendation of the engagement or discharge of the Corporation's independent accountants; review of the plan and results of the auditing engagement with the independent accountants; review of the adequacy of the Corporation's internal accounting controls; and review of the independence of the independent accountants and the audit fees of the independent accountants.

               The Executive  Committee, consisting of Gerald  H. Frieling,
          Jr., Andrew Lozyniak and Joseph P. Walker, held five meetings in 1993. The Committee reviews and advises management on financial and operational matters between meetings of the Board of Directors.

               The Compensation Committee, consisting of Lawrence J. Ciancia, Patrick J. Dorme, Gerald H. Frieling, Jr., and Andrew Lozyniak, held three meetings in 1993. The Committee performs the function of recommending officer compensation arrangements and amounts to the Board of Directors and administers the CTS Corporation 1986 Stock Option Plan, the CTS Corporation 1988 Restricted Stock and Cash Bonus Plan, and the CTS Corporation Management Incentive Plan.

               Each director-nominee attended at least 92% of the aggregate of the meetings of the board and the committees to which he was assigned during 1993.


          EXECUTIVE COMPENSATION

               The following table sets forth annual and long-term compensation information for each of the last three fiscal years of the Chief Executive Officer and the other Executive Officers whose salary and bonus for fiscal year 1993 exceeded the disclosure threshold established by the Securities and Exchange Commission.

                              SUMMARY COMPENSATION TABLE

                                                    ANNUAL               LONG TERM
                                                  COMPENSATION         COMPENSATION

                                                                                   RESTRICTED
       NAME AND                                                                    STOCK           ALL OTHER<F4>
      PRINCIPAL                            SALARY      BONUS<F1>       OTHER<F2>   AWARD(S)<F3>   COMPENSATION
       POSITION             YEAR             ($)         ($)            ($)        ($)               ($)

        Joseph P.  Walker,<F5,6>  1993     297,083           0         0            0        6,426
        Chairman  of the Board,   1992     283,075           0         0            0        5,695
        President and Chief       1991     269,325      17,000         0            0        -----
        Executive Officer

        Philip  T. Christ<F6>     1993     158,442      80,000          0           0        7,023
        Group Vice                1992     150,983           0          0      41,000        6,080
        President                 1991     143,650       9,800          0           0        -----

        Stanley J.  Aris<F6>      1993     153,663      20,250      5,555           0         4,813
        Vice President Finance    1992      92,308           0          0           0         2,077
        and Chief Financial       1991       N/A          N/A         N/A         N/A           N/A
        Officer

          <FN1>Includes bonuses paid pursuant to the CTS Corporation Management
          Incentive  Plan, as described  in the Report  of the Compensation
          Committee below, and for Stanley J. Aris for 1993 includes the market value of a CTS Common Stock bonus paid pursuant to the Corporation's offer of employment to Mr. Aris.

          <FN2>Includes only a  tax reimbursement payment.  The value  of other personal  benefits received  from  the Corporation  by the  named
          Executive   Officers  is  below   the  reporting   threshold  for
          perquisites.

          <FN3>At the end  of fiscal  year 1993,  Joseph P.  Walker held  2,000 restricted  shares on  which  the transfer  restrictions had  not lapsed,  the market  value  of which  at  December 31,  1993  was
          $39,500.   At the time that such restrictions lapse, a cash bonus
          is  paid in an amount equal to  the market value of the shares on
          the date the restriction lapses.   For Joseph P. Walker, the cash
          payments  made pursuant  to the  CTS Corporation  1988 Restricted
          Stock  and Cash Bonus Plan  for the three  identified years were:
          1993 - $39,250; 1992 - $46,250; and 1991 - $43,250.

          At  the end  of fiscal  year 1993,  Philip T.  Christ held  2,400 restricted  shares on  which  the transfer  restrictions had  not lapsed,  the market  value  of which  on  December 31,  1993  was
          $47,400.  For Philip  T. Christ, the cash payments  made pursuant to  the CTS Corporation 1988 Restricted Stock and Cash Bonus Plan
          for the  three identified  years were:   1993  - $15,500; 1992  -
          $9,400; and 1991 - $8,900.

          The restrictions on  20% of  the shares awarded  under this  Plan lapse  at the end of each of the five years following acquisition
          of  the shares.    Regular  dividends  are  paid  to  holders  of
          restricted stock awarded under  this Plan.  This Plan  includes a change of control provision which provides that, upon a change of
          control   of  the  Corporation,  as  defined  in  the  Plan,  all
          restrictions on shares awarded under the Plan will lapse and cash bonuses will be paid relative to those shares.

          <FN4>Includes (i) the Corporation's matching contributions to the CTS
          Corporation  Retirement  Savings  Plan  on behalf  of  the  named
          Executive  Officers as  follows:   for Joseph  P. Walker,  1993 -
          $3,373 and 1992 - $3,273; for Philip T. Christ, 1993 - $3,373 and
          1992 - $3,204; and for Stanley J. Aris, 1993  - $3,373 and 1992 -
          $2,077 and (ii) the premiums paid  by the Corporation on the term life  insurance policies  with face  values greater  than $50,000 provided to each of the named Executive Officers as follows:  for
          Joseph P.  Walker, 1993 - $3,053 and 1992 - $2,422; for Philip T.
          Christ, 1993 - $3,650 and 1992 - $2,876; and for Stanley J. Aris,
          1993 - $1,440 and 1992 - $.00.

          <FN5>Joseph P. Walker  has executed an employment  agreement with the
          Corporation, which  provides that for  a period  of three  years, beginning  June  28, 1991,  Mr. Walker  will  be employed  by the
          Corporation  as  Chairman  of  the  Board,  President  and  Chief
          Executive  Officer,  at an  initial  annual  salary of  $276,150.
          Termination  of  Mr.   Walker's  employment   agreement  by   the
          Corporation,  for  reasons other  than  cause as  defined  in the agreement, entitles Mr. Walker to receive his then current annual salary for the number of months remaining under his agreement, the same to be paid in equal monthly payments.

          <FN6>The Corporation has entered into Indemnification Agreements with each  of the  named Executive  Officers and  all other  Executive
          Officers of  the Corporation which provides  that the Corporation agrees to indemnify the officer, to the fullest extent allowed by
          the  bylaws   of  the   Corporation  and  the   Indiana  Business
          Corporation Law, in the event  that he was or is made  a party or threatened to be made a party  to any action, suit or  proceeding by reason of the fact  that he is an officer of  the Corporation.
          The indemnification agreements  provide indemnification for  acts occurring prior to the execution of the agreements.

                                   STOCK OPTIONS

               Shown below is information on grants of options for CTS Corporation Common Stock awarded pursuant to the CTS Corporation 1986 Stock Option Plan to the named Executive Officers in 1993.

                                         OPTION GRANTS IN 1993

                                                                                POTENTIAL
                                                                             REALIZABLE VALUE
                                                                               AT ASSUMED
                                                                             ANNUAL RATES OF
                                                                               STOCK PRICE
                                                                             APPRECIATION FOR
                             INDIVIDUAL GRANTS                                   OPTION TERM<F1>

                                      % OF TOTAL
                                        OPTIONS
                                        GRANTED     EXERCISE
                          OPTIONS    TO EMPLOYEES     PRICE     EXPIRATION
          NAME            GRANTED       IN 1993     ($/SHARE)      DATE      5% ($)        10% ($)

      Joseph P. Walker      -0-          -0-          N/A          N/A        N/A          N/A
      Philip T. Christ     2,000         18%         19.125      4-29-98     10,550      23,350
      Stanley J. Aris      2,000         18%         19.125      4-29-98     10,550      23,350


      <FN1>Potential realizable value  is determined by assuming an initial value  of $19.125  per share,  the market  closing price  for CTS
          Corporation  Common Stock on the  date of grant  and applying the stated  annual  appreciation  rate compounded  annually  for  the remaining  term  of  the  option (five  years),  subtracting  the exercise price and multiplying the remaining number by the number
          of  options granted.    Actual gains,  if  any, on  stock  option
          exercises are dependent on  the future performance of the  Common
          Stock and overall stock market condition.

          <FN2>All  options become exercisable over  a four-year  period at the rate of 25% per year commencing on the first anniversary of the option grant.

            REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

               The Compensation Committee of the Board of Directors, comprised of Lawrence J. Ciancia, Patrick J. Dorme, Gerald H. Frieling, Jr., and Andrew Lozyniak, submits this report of Executive Compensation to the Corporation's stockholders.

                        COMPENSATION PRINCIPLES AND PHILOSOPHY

               The Compensation Committee of the Board of Directors has implemented executive compensation policies and programs designed to achieve the following objectives:

          *Attract and retain key executives and managers

          *Align the financial interests of key executives and managers with those of the stockholders of the Corporation

          *Reward individual performance

          *Reward Corporate performance

               These objectives are achieved through a combination of annual and longer term compensation arrangements including base salary, annual cash incentive compensation, and long-term incentive compensation through stock options and restricted stock awards, in addition to medical, pension and other benefits available to employees in general.

               The four principal components of the Executive Officer Compensation package at CTS Corporation are: base salary, the CTS Corporation Management Incentive Plan, the CTS Corporation 1986 Stock Option Plan and the CTS Corporation 1988 Restricted Stock and Cash Bonus Plan.


                                     Base Salary

               The base salary of the Executive Officers of CTS Corporation is determined in the same manner as the salaries of all exempt salaried employees of the Corporation. A job classification system is utilized to determine appropriate salary ranges for each Executive Officer position, based on qualifications, job responsibilities and market factors. The goal of CTS Corporatio-n's job classification system is that Executive Officers, and employees in general, are paid a salary which is commensurate with their qualifications, duties and responsibilities and which is competitive in the market place. The Corporation recently retained Towers Perrin to assess the current salaries and classi-fications of the Executive Officers compared with market data for similar positions at similar companies. The report from Towers Perrin indicated that the salaries of the Corporation's Executive Officers are generally below competitive median salaries. When the financial performance of the Corporation permits, salary adjustments above a cost-of-living level are considered for those in the lower portion of their salary range, if individual perfor-mance warrants such consideration.

               During each of the past three years, the Compensation Committee has determined that the financial performance of the Corporation did not permit the granting of salary adjustments above a cost-of-living level. As a result, the named Executive Officers have been granted salary increases during these years in the cost-of-living range established for all exempt salaried employees of the Corporation.

                      CTS Corporation Management Incentive Plan

               All Executive Officers of the Corporation are participants in the CTS Corporation Management Incentive Plan, which provides cash compensation incentives, based on the financial performance of the Corporation. Currently, financial performance is measured on the basis of achieving target levels of return on assets
          (ROA). If plan financial objectives are met at the 100% level, each of the named Executive Officers would be eligible for a bonus in an amount equal to 40% of his base salary for the subject year. Maximum incentive payments under this Plan range from 10% to 60% of the annual salary of the Plan participants.

               Prior to 1993, the Plan also contained a non-financial objective measurement. Because targeted ROA levels were not achieved, the bonuses paid to the named Executive Officers under the Plan for 1991 were limited to the non-financial objective based portion of the Plan formula. For 1992, no bonuses were paid to the named Executive Officers because the Corporation's financial performance fell below the threshold award level. When bonuses were payable for the non-financial objective based segment of the bonus, as they were in 1991, the Compensation Committee evaluated the performance of each Executive Officer against the individual non-financial objectives established at the beginning of the year.

               The  named Executive  Officers received  awards relative  to performance against their non-financial objectives for 1991 at levels ranging from 74% to 85% of the possible award under that 20% segment of the Plan. No formula awards were made to the named Executive Officers under the Plan for 1992. In 1993, a formula award under the Plan was made to Philip T. Christ in the amount of $40,550.

               This  Plan  also authorizes  the  Compensation Committee  to
          grant  discretionary  bonuses   when  the   Committee  deems   it
          appropriate to do so. No discretionary bonuses have been paid to the named Executive Officers during any of the three years for
          which  compensation   is  disclosed,  except  that   for  1993  a
          discretionary award of $39,450 was made to Philip T. Christ, based on his direct and substantial contribution to the success of the Corporation's Automotive Products business unit.


                        CTS Corporation 1986 Stock Option Plan

               The Compensation Committee administers the corporation's stock option plan and determines to whom options will be granted, the dates of such option grants, the number of shares subject to option, the option price, option periods and option terms. Stock options were granted to Philip T. Christ and Stanley J. Aris during 1993 in order to establish a direct link between these two key Executive Officers and long-term Corporate performance, as reflected in stock price appreciation.

              CTS Corporation 1988 Restricted Stock and Cash Bonus Plan

               The CTS Corporation 1988 Restricted Stock and Cash Bonus Plan was adopted by the stockholders in 1989 for the purpose of providing incentives to selected key employees who contribute or are expected to contribute materially to the success of the Corporation, and to closely align the financial interests of these key employees with those of the Corporation's stockholders. The participants are selected and their level of participation determined by the Compensation Committee.

               Shares acquired by participants pursuant to the Plan are subject to restriction that, during the period of five years after the date of acquisition, the participant may not sell, transfer or otherwise dispose of such shares as to which the restrictions shall not have lapsed. The restrictions lapse as to 20% of the shares acquired pursuant to the Plan at the end of each year following the acquisition of the shares. When the restrictions lapse, a cash bonus is paid to the participant equal to the fair market value of such shares as of the date of such lapse. In no event may the cash bonuses payable to any participant be greater than twice the fair market value of such shares on the date they were originally acquired.

               Dividends are paid to participants in this Plan on all shares awarded to them under the Plan. The Plan also provides for appropriate adjustment to the number of shares awarded in the event of a stock dividend, stock split, recapitalization, merger, combination or exchange of shares for other securities.

               No awards were made to the named Executive Officers under this Plan in 1993. The number of shares previously awarded to the named Executive Officers, their market value, vesting schedules, and bonuses paid relative thereto, are set forth in the Summary Compensation Table above and the footnotes thereto.


                               Respectfully Submitted,

                        CTS CORPORATION COMPENSATION COMMITTEE



                        Lawrence J. Ciancia, Patrick J. Dorme,
                     Gerald H. Frieling, Jr. and Andrew Lozyniak

                               STOCK PERFORMANCE CHART

               The following graph compares the cumulative total stockholder return on the Corporation's common stock for the last five fiscal years with the cumulative total return on the S & P 500 Index and an index of peer companies over the same period.

                            VALUE OF $100 INVESTED DECEMBER 1988
                           COMPARATIVE OF FIVE YEAR TOTAL CUMULATIVE RETURN
<CAPTIONS>
            December 31...     1988       1989       1990       1991       1992       1993

            S&P 500            $100.00     $131.69     $127.60     $166.47      $179.15  $197.21
            Peer Group         $100.00     $ 98.63     $100.72     $114.90      $119.64  $147.17
            CTS Corp.          $100.00     $106.14     $ 85.86     $ 96.40      $ 89.89  $103.52

                   CTS Corporation Salaried Employees' Pension Plan

               The CTS Corporation Salaried Employees' Pension Plan is a retirement plan for exempt salaried employees of some CTS Corpo-ration divisions and subsidiaries. The benefit formula is calculated as 1% of a participant's highest average monthly pay during any three calendar years of a participant's last ten calendar years of service, multiplied by a participant's credited service. The credited service for the named Executive Officers as of December 31, 1993, is as follows: Joseph P. Walker, 5.52 years, Philip T. Christ, 3.78 years and Stanley J. Aris, .78 years. Covered compensation for the named Executive Officers is essentially equivalent to the amount reported in the Annual Compensation Section of the Summary Compensation Table above. No benefit under this plan is subject to Social Security or other offsets.

               The following table shows the annual benefits payable under the plan to persons in specified compensation and credited service classifications at normal retirement age of 65:

                                   PENSION TABLE*

                                              Years of Participation
											Compensation			   15 Years     20 Years      25 Years     30 Years     35 Years

              $125,000       $18,750      $25,000       $31,250      $37,500      $50,000
               150,000        22,500       30,000        37,500       45,000       60,000
               175,000        26,250       35,000        43,750       52,500       70,000
               200,000        30,000       40,000        50,000       60,000       80,000
               225,000        33,750       45,000        56,250       67,500       90,000
               250,000        37,500       50,000        62,500       75,000      100,000
               300,000        45,000       60,000        75,000       90,000      120,000
               400,000        60,000       80,000       100,000      120,000      160,000

            *The benefit limitation under the Internal Revenue Code of 1986, as amended, for 1994 is $118,800. Effective July 1, 1994, no more than $150,000 (as adjusted from time to time for cost of living increases of $10,000 or more) of cash compensation may be taken into account in calculating benefits under this plan.


          DIRECTOR COMPENSATION

               Each member of the Board of Directors, who is not an employee or an officer of the Corporation, is paid an annual retainer of $12,000 per year for service on the Board of Directors, a meeting fee of $800 for each meeting of the Board of Directors attended in person, and $400 for each meeting of the Board of Directors attended by telephone. In addition, each member of the Executive Committee and each member of the Compensation Committee is entitled to receive an annual retainer of $500, and each member of the Audit Committee is entitled to receive an annual retainer of $1,000, together with a meeting fee of $800 for attending each meeting of a committee of which he is a member, except that he is entitled to receive $400 per meeting for a second or subsequent meeting held on the same day and for any such meetings attended by telephone.

               On April 27, 1990 the Corporation adopted the CTS Corporation Stock Retirement Plan for Non-Employee Directors of the Corporation (the "Plan"). Under the Plan, separate accounts are opened by the Corporation in the names of non-employee directors. On January 1 of each year, starting in 1991, a Deferred Stock Account in the name of each non-employee director is credited with 100 Common Stock Units if said director was a non-employee director of the Corporation on the last day of the immediately preceding calendar year or ceased to be a director during such preceding calendar year by reason of his retirement, disability or death. In addition, on May 1, 1990, the Corporation credited to the Deferred Stock Account of each such director 50 Common Stock Units for each complete calendar year of his service to the Corporation as a non-employee director prior to May 1, 1990. Each Deferred Stock Account will also be credited with Common Stock Units when credits equivalent to cash dividends on the shares in an account aggregate an amount equal to the value of a share of Common Stock on a dividend payment date. All Deferred Stock Units in a director's account will be distributed in Common Stock as of January 1st after the director leaves the Board of Directors. Until such time, the Corporation's obligation under the Plan is an unsecured promise to deliver shares of Common Stock. No Common Stock will be held in trust or as a segregated fund because of the adoption of the Plan. Six members of the Board of Directors have been eligible to participate in the Plan. The Corporation expensed $7,900 in 1993 in respect of Common Stock Units credited to the accounts of the eligible directors as a group pursuant to the Plan.


          CORPORATION'S INDEPENDENT ACCOUNTANTS

               The Corporation's independent accountants are Price Water-house. Representatives of the independent accountants will attend the Annual Meeting, to be available to respond to appro-priate questions by stockholders and to have the opportunity to make statements, if they so desire.


          STOCKHOLDER PROPOSALS

               To be considered for inclusion in the 1995 proxy solicitation material and proxy, stockholder proposals must be received by the Corporation at its Corporate offices no later than November 25, 1994.


          1993 ANNUAL REPORT ON S.E.C. FORM 10-K

               Upon the written request of a CTS stockholder owning shares of Common Stock on the record date, to Jeannine M. Davis, Secretary of CTS Corporation, 905 West Boulevard North, Elkhart, Indiana 46514, the Corporation will provide to such stockholder, without charge, a copy of its 1993 annual report on S.E.C. Form 10-K, including the financial statements and financial statement schedules.



                                             Jeannine M. Davis
                                                 Secretary


          Elkhart, Indiana
          March 18, 1994

                 CTS CORPORATION                                           PROXY
     905 West Boulevard North, Elkhart, Indiana 46514
                                                            This Proxy is Solicited on Behalf of
                                                            the Board of Directors

          Annual Meeting of Stockholders                    The undersigned, having received the
                  April 29, 1994                            Notice of Annual Meeting of Stock-
                                                            holders and the Proxy Statement hereby
                                                            appoints Joseph P. Walker and Andrew
                                                            Lozyniak as Proxies, each with the
                                                            power to appoint his substitute, and
                                                            hereby authorizes them to represent
                                                            and to vote, as designated below, all
                                                            of the shares of Common Stock of CTS
                                                            Corporation held of record by the
                                                            undersigned on March 11, 1994, at the
                                                            Annual Meeting of Stockholders to be
                                                            held on April 29, 1994 and at any
                                                            adjournment thereof.


     1.   ELECTION OF DIRECTORS  // FOR ALL nominees listed below  // WITHHOLD AUTHORITY to vote for all
                                                                           nominees listed below
                                // FOR SOME of the nominees listed
                                      below (See INSTRUCTION)

               L. J. Ciancia, P.J. Dorme, Gerald H. Frieling, Jr., A. Lozyniak, J. P. Walker

          INSTRUCTION:  To withhold authority to vote on any individual nominee, write that nominee's name in the space provided below.  This proxy will be voted for all nominees listed above except:

          _______________________________________________________________________________________
          If not otherwise marked, this Proxy will be voted for the election of all nominees.



     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

     Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.



     Signature______________________________

     Signature______________________________
     If Held Jointly

     Dated_____________________________,1994


       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE